Exhibit 10.2

$1,000,000.00                    SECURED NOTE                  New York 8-3-00

      90 days after date, for value received, undersigned, jointly and severally, promises to pay to the order of STERLING NATIONAL BANK ("Bank") at any of its banking offices in New York, One Million Dollars and zero cents with interest from date on the unpaid principal hereof until maturity (whether as stated or by acceleration) or demand, according to the tenor hereof, at a rate per annum equal to 1% above Bank's base loan rate, from time to time in effect (but in no event in excess of the maximum rate permitted by applicable law); interest shall be payable MONTHLY |X| AT MATURITY |_|. If the space in the preceding sentence is completed by the insertion of a "O", then the interest rate hereunder shall after such be equal to Bank's base loan rate. Any change in such interest rate shall be effective on the date a change in such base loan rate occurs, without notice to undersigned. Interest maturity or demand shall be at a rate per annum equal to 2% above that rate charged on the date of such maturity or demand. When undersigned is a corporation, interest shall be calculated on the basis of a 360-day year for actual days elapsed.

      As collateral security for the payment of any and all liabilities and obligations of undersigned to Bank (including this note and any renewals,
extensions  or  modifications  thereof),   whether  now  existing  or  hereafter
incurred, originally contracted with Bank or with others, absolute or contingent, secured or not secured, matured or not matured (all of the foregoing, including those obligations of undersigned in which Bank may acquire a participation, hereinafter collectively called "Obligations"), undersigned hereby grants Bank a security interest in, assigns and deposits with Bank or its agents, the following property and all renewals, extensions, proceeds and products thereof and substitutions therefor as per attached schedule "A".

      In order to further secure the payment of Obligations, Bank is hereby given a security interest, continuing lien and right of set-off upon all property of undersigned, and all renewals, extensions, proceeds and products thereof and substitutions therefor, now or hereafter actually or constructively held or received by or for Bank for any purpose, including safekeeping, custody, pledge, transmission and collection, and Bank shall have a security interest, continuing lien and right of set-off for the amount of Obligations upon all of undersigned's deposits (general and special) and credits with Bank. (All of the foregoing, together with any property in which Bank now or hereafter shall be granted a security interest, are hereinafter individually and collectively called "Collateral Security".) Bank is hereby authorized at any time or times without notice to apply all or part of such deposits or credits to Obligations and in such amounts as Bank may elect, although Obligations may be contingent or unmatured and whether or not the Collateral Security therefor is deemed adequate.

      If undersigned, as registered holder of Collateral Security becomes entitled to or receives, (i) any interest, dividend or other distribution in cash or other property from the issuer, or in connection with the dissolution or liquidation of the issuer, of such Collateral Security or, (ii) any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such Collateral Security, or otherwise, undersigned agrees to accept same in trust as bank's agent, and forthwith to deliver same to Bank in the exact form received, with undersigned's endorsement or assignment when necessary, to be held by Bank as Collateral Security.

      Undersigned waives protest, demand for payment, notice of default or non-payment to any party liable upon or any guarantor, surety or indemnitor for, Obligations or Collateral Security. Undersigned consents that the obligation of any party for or upon Obligations or Collateral

Security may from time to time, in whole or in part, be renewed, extended modified, accelerated, compromised, settled or released by Bank, and that any Collateral Security may from time to time be exchanged, sold released, or surrendered by Bank, without any notice to, or assent by, or reservation of rights against undersigned, and without affecting the liability of undersigned upon Obligations. Bank shall not be liable for failure to collect or realize upon Obligations or Collateral Security, or for any delay in so doing, nor shall Bank be under any obligation to take any action with regard thereto. Bank shall use reasonable care in the custody and preservation of Collateral Security in its possession but need not keep Collateral Security identifiable, nor, in the case of instruments or chattel paper, take any steps to preserve rights against prior parties. Bank shall have no obligation to comply with any legal requirement necessary to establish or maintain the validity, priority or enforceability of Bank's rights in Collateral Security. Bank may exercise any right of undersigned with respect to Collateral Security. In any statutory or non-statutory proceeding affecting undersigned or Collateral Security, whether or not a default exists in and regardless of the amount of Obligations, Bank or its nominee may file a proof of claim for the full amount of Collateral Security and vote such claim for any and all purposes for the full amount thereof on any matter arising in connection with such proceeding; and Bank or its nominee may receive payments or distributions, giving acquitance therefor, and may exchange or release Collateral Security. Without notice and whether or not a default exists with respect to Obligations, Bank may register in its name or that of its nominee any securities held hereunder without disclosing that Bank is a pledgee, and Bank may exercise all rights, privileges and options pertaining to such securities as if absolute owner thereof, including, without limitation, rights of conversion, exchange, subscription and to receive and retain as additional Collateral Security any interest, dividend or other distribution in cash or property with respect thereto. In connection therewith, Bank may make deposits and deliveries of such securities without liability except to account for property actually received by it. Bank shall not be responsible for failure or delay in exercising any of the aforesaid rights, privileges or options. Undersigned shall remain responsible for ascertaining any maturities, calls, conversions, exchanges, tenders or similar matters relating to Collateral Security, and Bank shall have no duty to so ascertain or to inform undersigned with respect thereto (whether or not Bank has, or is deemed to have, knowledge). Should undersigned ascertain any such event and request that Bank take action with respect thereto, Bank shall not be required to do so unless such request be in writing and Bank determines that such action will not adversely affect the value as collateral of such Collateral Security.

      Undersigned authorizes Bank to sign and file financing statements at any time with respect to Collateral Security without the signature of undersigned. At Bank's request, undersigned will sign all documents necessary to effect transfer of, or perfect Bank's security interest in, Collateral Security; however, in any event, Bank is hereby irrevocably appointed undersigned's true and lawful attorney at all times. Obligations are outstanding to execute, deliver and file such documents in undersigned's name, with or without designation of Bank's signing capacity. Undersigned agrees to pay filing fees and to reimburse Bank for all costs and expenses incurred in connection with Collateral Security.

      Bank may sell all or part of Collateral Security, although Obligations may be contingent or unmatured, whenever in its discretion Bank considers such sale necessary for its protection. Any such sale may be made in the manner hereinafter provided, without first exercising any rights of offset and without making demand for margin or for payment on account or any other demand. The making of such demand, oral or written, in any one or more instances shall not establish a course of conduct nor constitute a waiver of Bank's rights, as herein provided, to sell Collateral Security without any demand or to accelerate the maturity of Obligations.

      If undersigned fails to perform any agreement contained herein or in any other agreement delivered to Bank, or default occurs in the punctual payment of any sum payable upon any Obligations or Collateral Security, or if any of the following events of default occurs with respect to any maker, endorser, or guarantor of, or any other party to Obligations or Collateral Security (each of whom, including undersigned, is included in the term "them" as used in this paragraph): default with respect to any liabilities or obligations to, or agreements with, Bank; death; dissolution; death of any member or a partnership included in the term "them"; insolvency; any case, proceeding or other action shall commence relating to bankruptcy, insolvency, reorganization, or relief of debtors; calling of a meeting of any creditors; making or sending a notice of an intended bulk transfer; granting a security interest in any property including Collateral Security; suspension or liquidation of usual business; failing, after demand, to furnish Bank with any financial information or to permit Bank to inspect books or records; making any misrepresentation to Bank in obtaining credit; failing to pay or remit any tax when assessed or due; failing to pay when due any obligation to others; filing of a voluntary petition under any provision of the Bankruptcy Code or amendments thereto; application for appointment of a receiver or liquidating agent or similar person; entry of a judgment against any of them, issuance of an order of attachment against any of their property; commencement of any proceeding for enforcement of a money judgment; failure of any of them or Obligations or Collateral Security at any time to comply with Regulation U of the Federal Reserve Board; or if, at any time, in the opinion of Bank, the financial responsibility of any of them shall become impaired; or if Bank deems itself insecure; then, in any of these events, Obligations, although not yet due, shall be due and payable immediately without notice of demand.

      Upon and after the happening of any event of default Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code. Bank will give undersigned notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral Security is to be made, by sending notice at least five days before the time of sale or disposition, which provisions for notice undersigned and Bank agree are reasonable. Bank need not give such notice with respect to Collateral Security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

      In the event Bank is unable to effect a public sale of any Collateral Security by reason of applicable securities laws, Bank is authorized at any private sale to restrict prospective purchasers to persons who will represent and agree to purchase such Collateral Security for their account for investment and not with a view to the distribution or resale thereof. Undersigned agrees that at any such private sale Collateral Security may be sold at a price that is less than the price which might have been obtained at a public sale or that is less than the aggregate amount of Obligations, even if Bank accepts the first offer received and does not offer such Collateral Security to more than one person.

      Bank may apply net proceeds of any disposition of Collateral Security, after first deducting all costs and expenses incidental thereto, including legal expenses and attorney's fees as provided below, to the payment, in whole or in part, of Obligations, whether due or not, absolute or contingent, in such order as Bank may elect. Undersigned shall remain liable to Bank for payment of any deficiency.

      Bank shall not be any act, delay, omission or otherwise be deemed to have waived any rights or remedies hereunder. No waiver shall be valid unless signed by Bank. Any waiver by Bank on any occasion shall not bar any right or remedy which Bank would otherwise have had on any future occasion. No executory agreement unless signed by Bank, and no course of dealing between undersigned and Bank, shall be effective to modify or discharge, in whole or part, this note. All rights and remedies of Bank shall be cumulative and may be exercised singly or concurrently.

      Each undersigned agrees that, if any attorney is used to enforce Obligations or to enforce or declare any rights under Obligations or Collateral Security, whether by suit or other means, an attorney's fee of 15% of principal and interest then due on such Obligations shall be payable by each undersigned against whom Obligations or rights hereunder are enforced, declared or adjudicated.

      Any notice to Bank shall be deemed effective when received at its branch, division, or department conducting the transaction hereunder. Each undersigned agrees that, any notice to any undersigned whose name appears below shall be effective when sent to the last known address of such undersigned appearing on records of Bank and shall be deemed notice to all the undersigned.

      Bank and undersigned, in any litigation, (whether relating to Obligations, Collateral Security or any other matter) in which they shall be adverse parties, waive trial by jury and undersigned, in addition, waives the right to interpose any set-off or counterclaim of any nature of description.

      Bank is hereby authorized to fill in any blank spaces in this note and to date this note as of the date when the loan is made and to correct patent errors herein.

      Time for payment extended by law shall be included in computation of interest.

      This note shall be governed by and construed in accordance with the law of New York State.

                                                AmeriCom USA, Inc.

                                                By: /s/ Thomas J. Hopfensperger
                                                   -----------------------------

                                  Schedule "A"

      All property and assets and interests in property and assets of the Debtor, of whatever kind of nature, and whether real, personal, or mixed, and wherever located, or situate, now existing or hereafter acquired or created, including, but not limited to, accounts, notes, documents, instruments, contract rights, chattel paper, tax refunds, general intangibles and interest of Debtor in any goods thereby represented and all goods, (including, but not limited to, inventory), fixtures and equipment, all contract rights with respect thereto and all documents representing the same and all proceeds, products, rents and profits of all the foregoing.

      All terms used herein shall have the meanings ascribed thereto by article 9 of the New York Uniform Commercial Code.




      BY: /s/ Thomas J. Hopfensperger
          ----------------------------